Federated Government Obligations Fund
A Portfolio of Money Market Obligations Trust
CLASS R SHARES (TICKER GRTXX)
INSTITUTIONAL SHARES (TICKER GOIXX)
SERVICE SHARES (TICKER GOSXX)
ADMINISTRATIVE SHARES (TICKER GOEXX)
CASH II SHARES (TICKER GFYXX)
CASH SERIES SHARES (TICKER GFSXX)
CAPITAL SHARES (TICKER GOCXX)
TRUST SHARES (TICKER GORXX)
PREMIER SHARES (TICKER GOFXX)
ADVISOR SHARES (TICKER GOVXX)

SUPPLEMENT TO CURRENT PROSPECTUSES
Please delete the sub-section “Limitations on Redemption Proceeds” in its entirety under the section “How to Redeem and Exchange Shares” and replace it with the following:
“LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds will be wired or mailed within one business day after receiving a request in proper form. The Fund may delay the payment of redemption proceeds in the following circumstances:
■	to allow your purchase to clear (as discussed below); or
■	during any period when the Federal Reserve wire or Federal Reserve banks are closed (in which case redemption proceeds will be wired within one business day after the reopening of the Federal Reserve wire or Federal Reserve banks).
In addition, the Fund may suspend redemptions, or delay the payment of redemption proceeds, in the following circumstances:
■	during any period when the NYSE is closed or restricted (in which case redemption proceeds will be wired within one business day after the reopening of the NYSE);
■	during any period in which an emergency exists as a result of which: (1) disposal of the securities owned by the Fund is not reasonably practicable; or (2) it is not reasonably practicable for the Fund to fairly determine the net asset value of its shares;
■	during any period during which the SEC has, by rule or regulation, deemed that: (1) trading shall be restricted; or (2) an emergency exists;
■	during any period that the SEC may by order permit for your protection; or
■	during any period during which the Fund as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.
If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.
Pursuant to rules under Section 22(e) of the 1940 Act, while it is unlikely that the Fund's weekly liquid assets would fall below 10% given the Fund's investment strategy and operation as a government money market fund, the Board, in its discretion, may suspend redemptions in the Fund and approve the liquidation of the Fund if the Fund's weekly liquid assets were to fall below 10% and the Board determines it would not be in the best interests of the Fund to continue operating.
The Board also may suspend redemptions in the Fund and approve the liquidation of the Fund if the Board determines that the deviation between the Fund's amortized cost price per share and its market-based NAV may result in material dilution or other unfair results to investors or existing shareholders. Prior to suspending redemptions, the Fund would be required to notify the SEC of its decision to liquidate and suspend redemptions. If the Fund ceases honoring redemptions and determines to liquidate, the Fund expects that it would notify shareholders on the Fund's website or by press release.
Distributions to shareholders of liquidation proceeds may occur in one or more disbursements.
You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.”
May 23, 2018

Federated Government Obligations Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454344 (5/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.